UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Lexaria Corp.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ii

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2011	1
FORWARD-LOOKING STATEMENTS	6
PROPOSAL 1 ELECTION OF DIRECTORS	8
PROPOSAL 2 RATIFICATION OF THE CONTINUED APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	20
“HOUSEHOLDING” OF PROXY MATERIALS	20
STOCKHOLDER PROPOSALS	20
WHERE YOU CAN FIND MORE INFORMATION	20

LEXARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 17, 2011

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 11:00 a.m., local time, on Friday June 17, 2011 for the following purposes:

1.	to elect Bal Bhullar, Dr. David DeMartini and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify Chang Lee LLP our independent registered public accounting firm for the fiscal year ending October 31, 2011 and to allow directors to set the remuneration;

3.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on May 12, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 17, 2011.

The proxy statement and annual report to security holders are available at http://www.lexariaenergy.com. Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per: /s/ Christopher Bunka
        Christopher Bunka
        Chairman of the Board
Date: May 13, 2011

LEXARIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1675

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2011

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Lexaria Corp. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 11:00 a.m., local time, on Friday, June 17, 2011 or at any adjournment of the annual meeting. These materials were first sent or given to our stockholders on or about May 20, 2011.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K/A for the year ended October 31, 2010, as filed with the Securities and Exchange Commission on February 8, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2011

The above materials are also available on our corporate website at www.lexariaenergy.com.

The annual report on Form 10-K/A accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

1.	the election of Bal Bhullar, Dr. David DeMartini and Chris Bunka as directors to serve our company for the ensuing year and until their successors are elected;

2.	the ratification Chang Lee LLP our independent registered public accounting firm for the fiscal year ending October 31, 2011 and to allow directors to set the remuneration;

3.	any other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on May 12, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 13,139,659 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 13,139,659 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

HOW CAN YOU VOTE?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Nevada Agency and Transfer Company 50 West Liberty Street Suite 880 Reno NV 89501. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 48 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors, and for the appointment of Chang Lee LLP as the Company’s auditors for the 2011 fiscal year and to allow the directors to set the remuneration, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of common stock will not be registered in the shareholder's name on the records of our Corporation. Such shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings, unless the beneficial shareholders have waived the right to receive meeting materials . Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and the beneficial shareholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the shares of common stock in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding 10% of the issued and outstanding shares of common stock entitled to vote at the annual meeting as at May 12, 2011 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of the Company who are present at the annual meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK .

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.
  If you do not wish to vote in person or if you will not be attend the annual meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

  you wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting. Please follow the instructions from your broker, bank or other nominee, or contact your broker, bank or other nominee to request a proxy card.
  you do not wish to vote in person or you will not be attend the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of a majority in interest of our stockholders present in person or represented by proxy and entitled to vote at the annual meeting will be sufficient to elect directors or to approve a proposal.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the ratification of the following item to be approved:

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending October 31, 2011 and to allow directors to set the remuneration;

the proposals must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

For the approval of the following item to be approved:

  the election of Bal Bhullar, Dr. David DeMartini and Chris Bunka as directors ;

the proposals must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for director. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the election of directors.

For the election of directors, the nominees who receive more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as directors. There is no cumulative voting in the election of directors.

For the following item to be ratified:

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending October 31, 2011 and to allow directors to set the remuneration;

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

For the following item to be approved:

  the election of Bal Bhullar, Dr. David DeMartini and Chris Bunka as directors ;

you may vote “For”, “Against”, or “Abstain” for the proposals. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on these proposals.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares “For”:

  the election of directors; and

  the continued appointment of Chang Lee LLP our independent registered public accounting firm for the fiscal year ending October 31, 2011 and to allow directors to set the remuneration.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us at Lexaria Corp., at the address on the Notice of Meeting, Attention: President a written notice of revocation prior to the annual meeting.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at 604 602 1675 if you want to obtain directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of May 12, 2011, the record date, a total of 13,139,659 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the meeting.

Only registered shareholders as of the record date are entitled to receive notice of, and to attend and vote at, the meeting or any adjournment or postponement of the meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of the Company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 12, 2011, certain information known to us with respect to the beneficial ownership of our common stock by (i) each of our directors and nominees, (ii) each of our named executive officers (as defined in the “Executive Compensation” section) and current executive officers, and (iii) all of our directors and current executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

	Name and Address of beneficial	Amount and nature of beneficial
Title of Class	owner	ownership			Percent of class(1)(2)

common stock	Chris Bunka	5,965,257	[3]	Indirect	28.5%
	5774 Deadpine Drive		[4]
	Kelowna, BC V1P 1A3
common stock	Bal Bhullar	431,250	[5]	Direct	0.30%
	604 - 700 West Pender St.
	Vancouver, BC V6C 1G8
common stock	David DeMartini	3,766,964	[6]	Direct	13.60%
	11714 Spriggs Way
	Houston, TX 77024
	Total Directors and Officers	10,163,479			42.40%
5% Stockholders
common stock	Chris Bunka	5,965,257	[3]	Indirect	28.5%
	5774 Deadpine Drive		[4]
	Kelowna, BC V1P 1A3
common stock	David DeMartini	3,766,964	[6]	Direct	13.6%
	11714 Spriggs Way
	Houston, TX 77024

1 Percentage of ownership is based on 13,139,659 shares of common stock issued and outstanding as of May 12, 2011. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

2 Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 12, 2011.

3 Mr. Bunka’s shareholdings include 1,267,986 shares of common stock, 618,750 stock options exercisable within 60 days of May 12, 2011.

4 Mr. Bunka’s shareholdings include 2,478,521 shares held in the name of C,A.B. Financial Services Ltd. and 1,600,000 warrants held in the name of C.A.B. Financial Services Ltd., for which Chris Bunka is the sole beneficiary;
5 Ms. Bhullar’s shareholdings include 41,250 shares of common stock, 350,000 stock options exercisable within 60 days of May 12, 2011, and 40,000 warrants.
6 Mr. DeMartini’s shareholdings include 1,781,250 shares of common stock, 485,714 convertible debt warrants and 1,500,000 warrants.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the shareholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at May 12, 2011, our directors and executive officers, their age, positions held, and duration of such, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Bal Bhullar	CFO and Director	41	May 2009
Dr. David DeMartini	Director	68	September 2009
Chris Bunka	Chief Executive Officer, President and Director (Chairman)	49	November 2004

Business Experience

The following is a brief account of the education and business experience of our executive officers and the nominees for the board of directors during the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Bal Bhullar

Ms. Bal Bhullar has served as our Chief Financial Officer and a director since May, 2009.

Ms. Bhullar brings over 18 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, and spa industries.

Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, start-up operations, financial modeling, program development, corporate financing, and corporate governance/internal controls.

Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, former CFO for ISEE3D Inc. (symbol ICT-TSXV), CFO for public company Enertopia Corp (symbol ENRT-OTC) and Director/CFO of Lexaria Corp (symbol LXRP-OTCBB).

Ms. Bhullar is a Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

Dr. David DeMartini

Dr. David DeMartini has served as one of our directors since September 9, 2009. Dr. DeMartini received a B.S. Physics cum laude at the University of Notre Dame in 1963; and a PhD Physics at Ohio State University in 1969. He is the author of 19 public technical publications and 78 publications that are proprietary to Shell Oil Company. He has served as a Research Advisor at Shell Development Company at the Bellaire Research Center in Houston; a Senior Staff Supervisor; and a Senior Staff Geophysicist. He has belonged to the Society of Exploration Geophysicists from 1970 to present and was inducted to the Offshore Energy Center Hall of Fame as a Technology Pioneer on September 30, 2006. He has made significant contributions in the fields of rock physics theory and applications; seismic amplitude interpretation, borehole geophysics, and more. Dr. DeMartini was professionally engaged by the Company in 2007 as a consulting geophysicist to assist in interpretations of seismic data at its Mississippi properties.

Chris Bunka

Mr. Bunka has served as our director, chairman, president and chief executive officer since October 26, 2006. From February 14, 2007 until May 12, 2009 he was the chief financial officer of our company. Since October 26, 2006 Mr. Bunka has successfully completed both equity and debt financings for the Company, completed the acquisition of additional oil & gas assets, disposed of other oil & gas assets, and restructured the Company. He has refocused the Company from one of natural gas exploration to that of development of existing oil reserves, and has engaged additional geophysical expertise in an attempt to better understand its exploration and development opportunities. Mr. Bunka has privately evaluated numerous oil and gas properties and investment opportunities for his private investments during the past 10 years.

Since 1988, Mr. Bunka has been the CEO of CAB Financial Services Ltd., a private holding company located in Kelowna, Canada. He is a venture capitalist and corporate consultant.

Mr Bunka is also Chairman/CEO of Enertopia Corp, (symbol ENRT-OTCBB and TOP-CNSX) a clean-energy and resource company. Mr. Bunka is a director of Defiance Capital Corp., (symbol DEF-TSXV) a Canadian resource company.

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Chris Bunka	Chief Executive Officer and Director (Chairman)	49	October, 2006
Bal Bhullar	Chief Financial Officer	41	May, 2009

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors, officers, affiliates or any shareholder of more than 5% of any class of our voting securities, or any associate thereof is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or our subsidiary.

Our directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity

	ii.	Engaging in any type of business practice; or

	iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

	iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document, our Code of Ethics is:

  available in print to any stockholder who requests it from our President; and
  filed as an exhibit to our annual report on Form SB2 filed on September 20, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form SB2 filed on September 20, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meeting during the year ended October 31, 2010. All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the annual meeting of stockholders. Two directors are expected to attend this 2010 stockholders meeting.

Committees of the Board of Directors

We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of our entire board of directors. Our board of directors has determined that it does not have a member of its board of directors (audit committee) that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Schedule A to this Proxy Statement.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

Director Independence

We currently act with three directors, consisting of Christopher Bunka, Bal Bhullar and Dr. David Demartini. We have determined that none of our directors is an “independent director” as defined in Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended October 31, 2010, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
David DeMartini	Nil	Nil	Nil
Chris Bunka	Nil	Nil	Nil
Bal Bhullar	Nil	Nil	Nil

Executive Compensation

The following table sets forth all compensation received during the two years ended October 31, 2010 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended October 31, 2010; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended October 31, 2010 and 2009, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensa tion ($)	Nonqualifi ed Deferred Compensa tion Earnings ($)	All Other Compensa - tion ($)	Total ($)
Christopher Bunka(1) , President, Chief Executive Officer, & Former Chief Financial Officer (Principal Executive Officer)	2010 2009	$97,200 $117,721	Nil Nil	Nil Nil	$71,308 $12,394	Nil Nil	Nil Nil	Nil Nil	$168,508 $130,115
Bal Bhullar(2) , Chief Financial Officer	2010 2009	$52,636 $26,204	N/A N/A	Nil Nil	$42,785 $5,888	N/A N/A	N/A N/A	N/A N/A	$95,421 $32,092

(1)	Mr. Bunka was appointed president and chief executive officer on October 26, 2006, and was chief financial officer of our company from February 14, 2007 until May 12, 2009.
(2)	Ms. Bhullar was appointed Chief Financial Officer on May 12, 2009
(3)

The fair value of the option award was estimated using the Black-Scholes pricing model with the following assumptions: expected volatility of 145.85%, risk–free interest rate of 2.46%, expected life of 5 years, and dividend yield of 0.0%.

The Company is currently paying its President US$8,000 per month as consulting fees and is paying its Chief Financial Officer CAD$4,500 per month in consulting fees. Subsequent to year end, on January 1, 2011, the Chief Financial Officer’s compensation increased to CAD$5,500 per month in consulting fees.

Employment Agreements

We had entered into a consulting agreement and a controller agreement with CAB Financial Services Ltd., a company controlled by our president, chief executive officer, Christopher Bunka on October 26, 2006, wherein he was reimbursed at the rate of $2,500 per month for the consulting agreement. Effective November 27, 2008 the rate has been changed to $8,000 per month. Under this agreement, Mr. Bunka provides the services of chief executive officer, chairman of the board, and president to our Company, such duties and responsibilities to include the provision of management and consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and the supervision of office staff and exploration consultants.

The controller agreement was entered into on March 1, 2008 wherein he is reimbursed at the rate of $4,500 per month for accounting and management services. This controller agreement was terminated on May 11, 2009.

On May 12, 2009, the Company entered into a consulting agreement with BKB Management Ltd, a corporation organized under the laws of the Province of British Columbia. BKB Management controlled by the chief financial officer of the Company. A fee of CAD$4,675 including GST was paid per month. We may terminate this agreement without prior notice based on a number of conditions. BKB Management Ltd. may terminate the agreement at any time by giving 30 days written notice of its intention to do so. Subsequent to year end, on January 1, 2011, the Chief Financial Officer’s compensation increased to CAD$5,500 per month plus HST/GST in consulting fees.

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of October 31, 2010:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Christopher Bunka	100,000 100,000 18,750 500,000	- - -		$0.20 $0.20 $0.20 $0.20	2011/04/26 2011/07/20 2011/07/20 2015/01/20
Bal Bhullar	12,500 37,500 300,000	- -		$0.20 $0.20 $0.20	2011/07/20 2011/07/20 2015/01/20
David DeMartini	6,250 100,000	- -		$0.20 $0.20	2011/07/20 2015/01/20

Option exercises and stock vested table.

During our fiscal year ended October 31, 2010 there were no options exercised by our named officers.

Directors Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On January 20, 2009, our board of directors approved our 2010 Equity Compensation Plan. Under the 2010 Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the 2010 Plan, we reserved for issuance of 1,800,000 shares of our outstanding common stock under the 2010 plan subject to receiving stockholder approval to increase the Company’s authorized capital.

On July 20, 2007, we adopted our 2007 Equity Incentive Plan. Under the 2007 Equity Incentive Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the Plan, we reserved for issuance 2,000,000 pre share consolidation shares of our common stock (500,000 post-consolidation shares).

On March 4, 2009, we granted 800,000 pre share consolidation (200,000 post share consolidation) stock options to directors, officers, and consultants of our company exercisable at a price of $0.12 per share pre consolidation ($0.48 per share post consolidation) to vest immediately and expire on July 20, 2011. The details of these options are shown below post consolidation:

Bunka, Chris	100,000	March 4, 2009	$0.48
MacMillan, Leonard	50,000	March 4, 2009	$0.48
Brooks, Ken	25,000	March 4, 2009	$0.48
Ihrke, Thomas	12,500	March 4, 2009	$0.48
Bhullar, Bal	12,500	March 4, 2009	$0.48

On July 8, 2009 some of our existing stock options were re-priced. The details of these options are below:

Bunka, Chris	200,000	March 4, 2009	$0.20
Bhullar, Bal	12,500	March 4, 2009	$0.20
Brooks, Ken	75,000	March 4, 2009	$0.20
Ihrke, Tom	37,500	March 4, 2009	$0.20

On July 8, 2009, we granted 75,000 stock options to directors, officers, and consultants of our company exercisable at a price of $0.20 to vest immediately and expire on July 20, 2011. The details of these options are below:

Bunka, Chris	18,750	July 8, 2009	$0.20
Bhullar, Bal	37,500	July 8, 2009	$0.20
Brooks, Ken	6,250	July 8, 2009	$0.20
Ihrke, Tom	6,250	July 8, 2009	$0.20
DeMartini, David	6,250	July 8, 2009	$0.20

On January 20, 2010, we granted 975,000 stock options to directors, officers, and consultants of our company exercisable at a price of $0.20 to vest immediately and expire on January 20, 2015. The details of these options are below:

Bunka, Chris	500,000	Jan 20, 2010	$0.20
Bhullar, Bal	300,000	Jan 20, 2010	$0.20

Brooks, Ken	25,000	Jan 20, 2010	$0.20
Ihrke, Tom	25,000	Jan 20, 2010	$0.20
Steven Khan	25,000	Jan 20, 2010	$0.20
DeMartini, David	100,000	Jan 20, 2010	$0.20

On August 16, 2010, we granted 150,000 stock options to Tom Ihrke exercisable at a price of $0.20 where 75,000 vest immediately and 75,000 vest on August 16, 2011 and expire on August 16, 2015.

As at the date of this Proxy Statement, 106,250 stock options were exercised at a price of $0.20.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders : 2010 Equity Compensation Plan 2007 Equity Compensation Plan	1,125,000(2) 400,000(1)	$0.20 $0.20	875,000 100,000
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	1,525,000	0.20	975,000

(1)	6,250 stock options were exercised on March 16, 2011. 100,000 stock options expired on April 26, 2011.

(2)	100,000 stock options were exercised on March 16, 2011

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended October 31, 2010.

Transactions with Related Persons

Except as disclosed below, since the beginning of the year ended October 31, 2010, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years in which any of our directors, nominees for directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 13 and “Proposal 1” beginning on page 8 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of Chang Lee LLP, as our independent registered public accounting firm for the fiscal year ending October 31, 2011 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of Chang Lee LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of Chang Lee LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Chang Lee LLP are not expected to be present at the annual meeting. However, we will provide contact information for Chang Lee LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2011.

RESOLVED THAT the continued appointment of Chang Lee LLP as our independent registered public accounting firm is ratified, approved and confirmed.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of Chang Lee LLP as our independent registered public accounting firm as our auditors for the fiscal year ending October 31, 2011 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended October 31, 2010 and for fiscal year ended October 31, 2009 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	October 31, 2010	October 31, 2009
Audit Fees	16,202	16,275
Audit Related Fees	8,952	16,867
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	27,154	33,142

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by Chang Lee LLP for the fiscal years ended October 31, 2010 and October 31, 2009 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $16,202 audit related fees paid to Chang Lee LLP for the fiscal year ended October 31, 2010 and $16,275 for the fiscal year ended October 31, 2009.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended October 31, 2010 and October 31, 2009, we did not use Chang Lee LLP for non-audit professional services or preparation of corporate tax returns.

We do not use Chang Lee LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Chang Lee LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of our entire board of directors); or
  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors' responsibilities to management.

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting, other than elections to office:

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2012 proxy statement, your proposal must be received by us no later than 120 days before May 20, 2012 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2012 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before May 20, 2012. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2012 Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to Lexaria Corp., at the address on the first page of this Proxy Statement to the attention of the President. With respect to business to be brought before our annual meeting of stockholders to be held on June 17, 2011, we have received no notices from our stockholders that we were required to be included in this proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the Company and its business activities is available on the SEDAR website located at www.sedar.com and at the Company’s website located at http://www.lexariaenergy.com. The Company’s financial information is provided in the Company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website. A copy of our

Annual Report on Form 10-K, as amended, for the fiscal year ended October 31, 2010 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to Lexaria Corp., at the address on the first page of this Proxy Statement to the attention of the President.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher Bunka
Christopher Bunka
Chairman of the Board

May 12, 2011

Schedule A

LEXARIA CORP.

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE

The Audit Committee's Charter

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;
  review and appraise the performance of the Company’s external auditors; and
  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

  review and update this Audit Committee Charter annually; and
  review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

External Auditors

  review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;
  obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;
  review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;
  take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;
  recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;
  recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;
  at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;
  review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;
  review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and
  review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The preapproval requirement is waived with respect to the provision of non-audit services if:
  the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided, such services were not recognized by the Company at the time of the engagement to be nonaudit services, and such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

  in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;
  consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;
  consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;
  review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;
  following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;
  review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;
  review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;
  review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;
  review certification process;
  establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
  establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

  review any related-party transactions;

  engage independent counsel and other advisors as it determines necessary to carry out its duties; and
  to set and pay compensation for any independent counsel and other advisors employed by the Committee.”

Composition

The Company’s Audit Committee is currently comprised of three directors, Christopher Bunka, Bal Bhullar and Dr. David DeMartini. As defined in NI 52-110, the Company does not have a director that is“independent. Also as defined in NI 52-110, Christopher Bunka and Bal Bhullar are considered to be “financially literate”.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

PROXY

ANNUAL GENERAL MEETING
(the "Meeting")
OF SHAREHOLDERS OF
LEXARIA CORP.
(the "Corporation")

TO BE HELD AT SUITE 400, 570 GRANVILLE STREET, VANCOUVER, BC, ON **FRIDAY, June 17, 2011**, AT 11:00 A.M. (PACIFIC TIME).

The undersigned shareholder ("Registered Shareholder") of the Corporation hereby appoints, Christopher Bunka, the President and Chief Executive Officer of the Corporation, or failing him, Bal Bhullar, the Chief Financial Officer of the Corporation, or in the place of the foregoing, ______________________ *(print the name)*, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein. The Registered Shareholder hereby revokes any proxy previously given.

REGISTERED SHAREHOLDER SIGN HERE:

X____

SIGNATURE IF JOINTLY HELD ______________________________

DATE SIGNED:______________________________________

PRINT NAME:_______________________________________

RESOLUTIONS

(For full details of each item, please see the accompanying Proxy Statement)

		For	Against	Abstain
1.	To elect the following persons as directors of the Corporation for the ensuing year:			
	(a) Christopher Bunka	☐	☐	☐
	(b) Bal Bhullar	☐	☐	☐
	(c) David DeMartini	☐	☐	☐

		For	Against	Abstain
2.	To appoint Chang Lee LLP, Chartered Accountants, as the auditors of the Corporation for the ensuing year, at a remuneration to be fixed by the directors.	☐	☐	☐

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY MUST BE SIGNED AND DATED.
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

This Proxy is solicited by the Management of the Corporation.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the Corporation.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineer before the Meeting begins.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

  appoint one of the designated persons named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote.

OR

  appoint another proxyholder, who need not be a Registered Shareholder of the Corporation, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If no designation in favour of or against any matter set out above is made, the management designees, if named as proxy, will vote “FOR” all matters set out herein. This form of proxy confers discretionary authority upon the management designees or other persons named as proxy with respect to any amendment or variation of any of the proposals set out above or other matters which may properly come before the Meeting.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineer before the commencement of the Meeting and revoke, in writing, all prior proxies.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, voting instructions must be DEPOSITED at the Corporation’s office, by mail or by fax, at any time up 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting. The Chair of the Meeting has the discretion to accept proxies received less than 48 hours prior to the Meeting. Proxies may be transmitted by facsimile or telecopy.

Voting by mail:
Nevada Agency and Transfer
Company 50 West Liberty Street    Attention: Mary Ramsey
Suite 880 Reno NV 89501
Fax: (775) 322-5623